American Century Capital Portfolios, Inc. Statement of Additional Information Supplement AC Alternatives® Income Fund AC Alternatives® Long Short Fund
Supplement dated May 2, 2018 ■ Statement of Additional Information dated March 1, 2018

The Funds' History section on page 2 of the Statement of Additional Information is replaced with the following:
The Funds’ History
American Century Capital Portfolios, Inc. is a registered open-end management investment company that was organized as a Maryland corporation on June 14, 1993. The corporation was known as Twentieth Century Capital Portfolios, Inc. until January 1997. Throughout this statement of additional information we refer to American Century Capital Portfolios, Inc. as the corporation.
Effective February 1, 2016, AC Alternatives Equity was renamed AC Alternatives Long Short.
Each fund described in this statement of additional information is a separate series of the corporation and operates for many purposes as if it were an independent company. Each fund has its own investment objective, strategy, management team, assets, and tax identification and stock registration numbers.
American Century Investment Management, Inc. (ACIM or the advisor) serves as the investment adviser to the funds. ACIM has engaged Perella Weinberg Partners Capital Management LP (PWP) as a subadvisor for the AC Alternatives Income Fund. For these funds, PWP determines the percentage of the funds’ portfolio allocated to each underlying subadvisor in order to seek to achieve the funds’ investment objective. PWP also is responsible for making recommendations with respect to hiring, terminating, or replacing the funds’ underlying subadvisors, as well as the funds’ asset allocations. For AC Alternatives Long Short, PWP serves as a consultant. In this role, PWP will provide the advisor with information regarding its views with respect to current and potential managers for the fund, views on portfolio allocation and alternative investment strategies, and general market insights. PWP will not have investment discretion with respect to AC Alternatives Long Short and will not provide advisory services to the fund. In addition to PWP, the funds’ subadvisors are currently: ArrowMark Colorado Holdings LLC, Bain Capital Credit, LP, Columbia Management Investment Advisers, LLC, Good Hill Partners LP, Three Bridges Capital, LP and Timbercreek Investment Management (U.S.) LLC (subadvisors).

Fund Class	Ticker Symbol	Inception Date
AC Alternatives Income Fund
Investor Class	ALNNX	07/31/2015 ¹
I Class[3]	ALNIX	07/31/2015 ¹
Y Class	ALYNX	04/10/2017
A Class	ALNAX	07/31/2015 ¹
T Class	ALNTX	N/A
C Class	ALNHX	07/31/2015 ¹
R Class	ALNRX	07/31/2015 ¹
R6 Class	ALNDX	07/31/2015 ¹
AC Alternatives Long Short Fund
Investor Class	ALEVX	10/30/2015 ²
I Class[3]	ALEJX	10/30/2015 ²
Y Class	ALYEX	04/10/2017
A Class	ALEQX	10/30/2015 ²
C Class	ALEHX	10/30/2015 ²
R Class	ALEWX	10/30/2015 ²
R6 Class	ALEDX	10/30/2015 ²
1 Although the fund commenced operations on May 29, 2015, the inception date reflects the date the fund began investing in accordance with its investment strategy.

2 Although the fund commenced operations on October 15, 2015, the inception date reflects the date the fund began investing in accordance with its investment strategy.
3 Prior to April 10, 2017, this class was referred to as the Institutional Class.

The Underlying Subadvisors subsection on page 45 of the Statement of Additional Information is replaced with the following:
Underlying Subadvisors
Each of the following entities has been engaged as an underlying subadvisor for the fund. Each underlying subadvisor is responsible for managing a discrete portion of one or more fund’s assets. The following entities serve as underlying subadvisors as of the date of this statement of additional information:

•	ArrowMark Colorado Holdings LLC. ArrowMark is controlled by its principals - David Corkins, Karen Reidy and Monyoung Sohn.

•	Bain Capital Credit, LP. Bain Capital Credit’s ultimate owner is Bain Capital Holdings, LP. The limited partners of Bain Capital Holdings, LP are its managing directors.

•	Columbia Management Investment Advisers, LLC, a Minnesota limited liability company, is a subsidiary of Ameriprise Financial, Inc.

•	Good Hill Partners LP. Good Hill is controlled by Franklin Collins and Brant Brooks, who both work at Good Hill on a full-time basis as Co-Chief Investment Officers.

•
Three Bridges Capital, LP is controlled by Gene Salamon as equity owner and is the firm’s Founder and Managing Partner. Mr. Salamon functions as the Portfolio Manager for all portfolios managed by the firm.

•
Timbercreek Investment Management (U.S.) LLC is wholly owned by Timbercreek Asset Management, Inc. Timbercreek Asset Management, Inc. is an active investor, owner and manager of global real estate and related assets.

The subadvisory agreement with each underlying subadvisor provides that the subadvisor will make investment decisions for the fund(s) it manages in accordance with such fund’s objectives, registration statement, policies, restrictions and whatever additional written guidelines it may receive from the advisor from time to time. Under the current subadvisory agreements, the advisor (not the funds) pays each underlying subadvisor a fee based on the average daily net assets of the portion of the funds that each manages.
For the fiscal years ended October 31, 2017, 2016 and 2015, the aggregate investment advisory fees paid by the advisor to the funds’ underlying subadvisors is provided in the following table.

Subadvisory Fees
Fund	2017	2016	2015
AC Alternatives Income	$954,578	$299,840	$131,232 ¹
AC Alternatives Long Short	$477,021	$407,866	$21,114 ²
1 For the period from May 29, 2015 through October 31, 2015.
2 For the period from October 15, 2015 through October 31, 2015.
Each subadvisory agreement also provides that it will terminate automatically if assigned (as defined in the Act). Each subadvisory agreement continues in effect so long as its continuance is specifically approved by a vote of a majority of the funds’ outstanding voting securities or by a vote of a majority of the funds’ directors, including a majority of those directors who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each subadvisory agreement is subject to termination without penalty on 60 days’ written notice by the underlying subadvisor, the Board of Directors, or a majority of the funds’ outstanding votes and will terminate automatically in the event of (i) its assignment or (ii) termination of the investment advisory agreement between the funds and the advisor.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-94010 1805